UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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GenVec, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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65 West Watkins Mill Road Gaithersburg, MD 20878 ph: 240-632-0740 fx: 240-632-0735 www.genvec.com

October 16, 2013

Dear GenVec, Inc. Stockholder:

We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of GenVec, Inc. (the “Company”) to be held on November 22, 2013 at 8:30 a.m. (EST) at the Company’s executive offices located at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878.

The Board of Directors hopes that you will be able to attend this stockholders’ meeting. We look forward to meeting each of you and discussing with you the significant events that have occurred during the last year as well as our current prospects.

In order to assure that a quorum is present at the meeting, we encourage you to promptly submit your vote by telephone or by mail according to the instructions on the enclosed proxy card, even though you may plan to attend in person. We also encourage you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by submitting another later-dated proxy by telephone or mail or by delivering written notice of revocation to the Secretary of the Company. If you attend the meeting, you may elect to revoke the proxy and vote your shares in person. However, if you are a stockholder whose shares are not registered in your own name, you will need documentation from your record holder stating your ownership in order to vote personally at the Annual Meeting.

Very truly yours,
/s/ Douglas J. Swirsky Douglas J. Swirsky President and Chief Executive Officer

GENVEC, INC.
65 West Watkins Mill Road
Gaithersburg, Maryland 20878
(240) 632-0740

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, NOVEMBER 22, 2013

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of GenVec, Inc. (the “Company”) will be held on Friday, November 22, 2013 at 8:30 a.m. (EST) at the Company’s executive offices located at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878 (the “Annual Meeting”). The Annual Meeting is called for the following purposes:

1.	To elect two directors to the Company’s Board of Directors, each to serve for a term of three years or until their successors are qualified and elected;
2.	To approve an increase to the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the GenVec, Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”) by 500,000 and to approve the material terms for payment of performance-based compensation under the 2011 Plan as required by Section 162(m) of the Internal Revenue Code;
3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and
4.	To act upon any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Persons to whom stockholders grant proxies will have the power to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company (the “Board”) set October 11, 2013 as the Record Date for the Annual Meeting. This means that only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A list of stockholders as of the Record Date will be available for inspection by stockholders at the Annual Meeting and at the Company’s corporate headquarters during business hours for a period of 10 days prior to the Annual Meeting.

We direct your attention to the attached Proxy Statement.

By Order of the Board of Directors
/s/ Douglas J. Swirsky Douglas J. Swirsky President and Chief Executive Officer Gaithersburg, Maryland October 16, 2013

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY TELEPHONE ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD OR BY SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ARE A STOCKHOLDER OF RECORD AND FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

GENVEC, INC.
65 West Watkins Mill Road
Gaithersburg, Maryland 20878

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

We are furnishing this Proxy Statement to stockholders of GenVec, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s executive offices located at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878 on Friday, November 22, 2013 at 8:30 a.m. (EST) and for any adjournments or postponements of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being released for mailing to the stockholders on or about October 16, 2013.

At the Annual Meeting, stockholders will be asked to: (i) elect two directors to the Company’s Board of Directors, each to serve for a term of three years or until their successors are qualified and elected; (ii) approve an increase to the number of shares of Common Stock available for issuance under the 2011 Plan by 500,000 and the material terms for payment of performance-based compensation under the 2011 Plan as required by Section 162(m) of the Internal Revenue Code; (iii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and (iv) transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements of the Annual Meeting.

Recommendation of the Board

The Board recommends that you vote FOR each of the nominees for election to the Board (Proposal 1), FOR the approval of the amendment to the 2011 Plan increasing the number of shares of Common Stock available thereunder and approval of the material terms for payment of performance-based compensation thereunder as required by Section 162(m) of the Internal Revenue Code (Proposal 2), and FOR ratification of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal 3).

Your vote is important. Accordingly, whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote by telephone according to the instructions on the proxy card or by signing, dating, and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

MEETING INFORMATION

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, November 22, 2013.

Our Annual Report to Stockholders and this Proxy Statement are available at http://genvec.investorroom.com.

Date, Time, and Place

The Annual Meeting will be held on Friday, November 22, 2013, at 8:30 a.m. (EST) at the Company’s executive offices located at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878.

Record Date, Voting Rights, and Quorum

Only stockholders of record of shares of the Company’s Common Stock at the close of business on October 11, 2013 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting on all matters. A list of stockholders as of the Record Date will be available for inspection by stockholders at the Annual Meeting and at the Company’s corporate headquarters during business hours for a period of 10 days prior to the Annual Meeting.

Each share of the Company’s Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. At the close of business on the Record Date, the Company had 13,678,285 shares of

Common Stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain from voting are considered present and count toward the quorum. Shares represented by “broker non-votes,” as described below, will be counted in determining whether there is a quorum present. If there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Brokers and other nominees holding shares of record for customers may not vote on “non-routine” proposals, including the election of directors and the authorization of equity compensation plans, unless they receive voting instructions from their customers. “Broker non-votes” mean the votes that could have been cast on a proposal if the brokers had received instructions from their customers and as to which the brokers lack voting authority.

Directors are elected by a plurality, and the two nominees who receive the most votes will be elected. Because only a plurality of the votes actually cast is required to elect a director, abstentions and broker non-votes will have no effect on the outcome of the election.

The approval of the amendment to our 2011 Plan increasing the number of shares of Common Stock available thereunder and approval of the material terms for payment of performance-based compensation thereunder as required by Section 162(m) of the Internal Revenue Code and the ratification of the Company’s independent registered public accounting firm require the affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes are not taken into account to determine the outcomes of the votes on these proposals, and abstentions will be counted as votes against the proposals.

We know of no additional matters that will be presented for consideration at the Annual Meeting. Return of a valid proxy, however, confers discretionary authority on the designated proxy holders (other than with respect to broker non-votes) to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof. Proxies solicited hereby will be tabulated by the inspector of elections designated by the Board.

Voting and Revocation of Proxies

All outstanding shares of the Company’s Common Stock represented by valid and unrevoked proxies received in time for the Annual Meeting will be voted. With respect to the election of directors, a stockholder may (i) vote for the election of all of the named director nominees, (ii) withhold authority to vote for all such director nominees, or (iii) vote for the election of one or more director nominees and withhold authority to vote for one or more nominee directors.

The proposals to approve the amendment to our 2011 Plan increasing the number of shares of Common Stock available thereunder and approve the material terms for payment of performance-based compensation thereunder as required by Section 162(m) of the Internal Revenue Code and to ratify KPMG LLP as our independent registered public accounting firm allow stockholders to (i) vote “FOR” the matter, (ii) vote “AGAINST” the matter, or (iii) “ABSTAIN” from voting on the matter.

Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy (other than with respect of broker non-votes), the shares will be voted in accordance with the Company’s recommendations as follows: (i) “FOR” the election of the named director nominees; (ii) “FOR” approval of the amendment to the 2011 Plan increasing the number of shares of Common Stock available thereunder and approval of the material terms for payment of performance-based compensation thereunder as required by Section 162(m) of the Internal Revenue Code; and (iii) “FOR” ratification of KPMG LLP as the Company’s independent registered public accounting firm.

Any proxy may be revoked at any time prior to its exercise by (i) filing a written notice of revocation with the Corporate Secretary of the Company, (ii) delivering to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need documentation from your record holder stating your ownership in order to vote personally at the Annual Meeting.

Expenses and Solicitation of Proxies

The cost of soliciting proxies in the form enclosed will be borne by the Company. In addition to the solicitation of proxies by mail, we may also solicit proxies personally, by telephone or by the Internet through our agents, directors, officers, and regular employees. We also will request persons, firms, and corporations holding shares of Common Stock in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. We have engaged Eagle Rock Proxy Advisors LLC to assist us with the solicitation of proxies, and we expect to pay $3,500 for their services plus out-of-pocket expenses incurred during the course of their work.

APPOINTMENT OF NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER

On September 3, 2013, Cynthia Collins departed the Company and resigned from the Company’s Board of Directors. Douglas J. Swirsky was appointed as the President and Chief Executive Officer of the Company and also was appointed to the Board to serve the remainder of Ms. Collins’s term, which expires at the Company’s 2015 annual meeting of stockholders. Certain sections of this proxy statement reflect information for historical periods prior to the departure of Ms. Collins and appointment of Mr. Swirsky and, as such, include references to their then-current titles and positions, as well as those of Ms. Collins’s immediate predecessor, Paul H. Fischer, Ph.D. Dr. Fischer retired as President and Chief Executive Officer of the Company on May 22, 2012, the day before Ms. Collins’s appointment to those positions on May 23, 2012.

RESIGNATION AND APPOINTMENT OF CERTAIN DIRECTORS

Edward M. Connor, Jr., M.D., Adel A.F. Mahmoud, M.D., Ph.D., and Kevin M. Rooney resigned from the Board of Directors on September 3, 2013. Certain sections of this proxy statement reflect information for historical periods prior to the resignations of these persons and, as such, include references to their then-current titles and positions. On September 19, 2013, Stefan D. Loren, Ph.D. was appointed to the Board to serve a term expiring at the Company’s 2014 annual meeting of stockholders.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws provide that the number of members of the Board of Directors will be fixed and determined from time to time by resolution of the Board of Directors. Our Board currently consists of six persons divided into three classes, as equal in number as reasonably possible, with the term of one class expiring each year at the annual meeting. At this Annual Meeting, the terms of Zola P. Horovitz, Ph.D. and William N. Kelley, M.D. will expire.

At the Annual Meeting, the stockholders will be asked to elect two directors. The Board has nominated, upon the recommendation of the Nominating and Corporate Governance Committee, Zola P. Horovitz, Ph.D. and William N. Kelley, M.D., each to serve a three-year term expiring in 2016. The directors elected will hold office until their respective successors have been elected and qualified. It is intended that the accompanying proxy will be voted for the election as directors of the nominees unless the proxy contains contrary instructions or in the case of broker non-votes. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, if any of the nominees should become unable or unwilling to serve as a director, the persons named as proxies will vote for the election of such person or persons as will be designated by the Board.

Nominees for Term Expiring in 2016	Position with Company
Zola P. Horovitz, Ph.D.	Director
William N. Kelley, M.D.	Director

The following table sets forth the continuing directors, the positions with the Company currently held by each continuing director, and the year each continuing director’s current term will expire.

Continuing Directors	Position(s) with Company	Year Current Term Expires
Stefan D. Loren, Ph.D.	Director	2014
Marc R. Schneebaum	Director	2014
Wayne T. Hockmeyer, Ph.D.	Director	2015
Douglas J. Swirsky	President, Chief Executive Officer and Director	2015

Vote Required for Approval

The nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors.

Recommendation

The Board unanimously recommends a vote “FOR” the election of the nominees listed above.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Nomination Process

The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. The Nominating and Corporate Governance Committee will consider candidates suggested by the Company’s current directors and senior management. In addition, the Nominating and Corporate Governance Committee will consider stockholder nominees for election to the Board submitted in accordance with the procedures set forth in the Company’s Amended and Restated Bylaws and applicable law. These procedures include, among other things, written notice to the Company of such nomination setting forth: (i) certain biographical information as to each individual nominated; and (ii) as to the nominating stockholder and any persons acting in concert with them, their names and business addresses, their names and addresses as they appear on the Company’s books (if applicable), and the class and number of shares of the Company’s Common Stock that they beneficially own. Such notice must also include a written consent of the nominated individual to being named as a nominee and to serve as a director if elected. Generally such written notice must be delivered to the Company’s Corporate Secretary not less than 120 days nor more than 150 days prior to the anniversary of the mailing of the previous year’s proxy statement. If the Company’s annual meeting is scheduled more than 30 days from the anniversary of the calendar date of the prior year’s annual meeting of stockholders, such written notice is required to be delivered to the Company within 10 days of the mailing of notice to the stockholders or of public disclosure regarding the date of the annual meeting.

In identifying candidates for recommendation for nomination to the Board, the Nominating and Corporate Governance Committee takes into account all factors and criteria it considers appropriate, including:

•	whether the director/potential director possesses personal and professional integrity, sound judgment and forthrightness, and has sufficient time and energy to devote to the Company’s affairs;
•	whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team;
•	whether the director/potential director represents the interests of the Company’s stockholders;
•	whether the director/potential director assists in achieving a mix of Board members that represents a range of background and experience;
•	whether the director/potential director meets the independence requirements of the NASDAQ listing standards;
•	whether the director/potential director, by virtue of particular business, professional or technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a Board member;
•	whether the director/potential director is free from conflicts of interest with the Company; and
•	any other factors related to the ability and willingness of a new director to serve, or an existing director to continue his or her service.

The Nominating and Corporate Governance Committee does not believe it is in the Company’s interests or those of the Company’s stockholders to establish rigid minimum qualifications for candidates for membership on the Board. By preserving flexibility to consider candidates under the factors and criteria described above, the Nominating and Corporate Governance Committee believes it can best serve the Company and its stockholders. The Nominating and Corporate Governance Committee evaluates stockholder nominees using the factors and criteria set forth above, and there is no difference in the manner in which the Nominating and Corporate Governance Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder or the directors or senior management.

The Nominating and Corporate Governance Committee screens Board candidates, performs reference checks, prepares a biography for each candidate for the Nominating and Corporate Governance Committee to review, and conducts interviews. The Nominating and Corporate Governance Committee and our Chief Executive Officer will interview candidates that meet our director nominee criteria, and the Nominating and Corporate Governance Committee will recommend to the Board nominees who best suit the Board’s needs. The

Nominating and Corporate Governance Committee considers diversity in evaluating candidates for director with respect to the contribution that individual diversity of professional skills and experiences makes to overall Board effectiveness.

The following table sets forth the director nominees for election at the Annual Meeting, the directors of the Company currently in office, their ages, and the positions currently held by each such person with the Company.

Name	Age	Position
Directors whose terms expire at the Annual Meeting
Zola P. Horovitz, Ph.D.(1)(2)(4)	79	Director (nominee for term expiring in 2016)
William N. Kelley, M.D.(1)(3)	74	Director (nominee for term expiring in 2016)
Continuing Directors whose terms expire in 2014
Stefan D. Loren, Ph.D.(2)	49	Director
Marc R. Schneebaum(2)(3)	59	Director
Continuing Directors whose terms expire in 2015
Douglas J. Swirsky	43	President, Chief Executive Officer and Director
Wayne T. Hockmeyer, Ph.D.(1)(3)	69	Director

(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Chairman of the Board of Directors.

The biography of each of the nominees below contains information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company.

Director Nominees for Term Expiring in 2016

Zola P. Horovitz, Ph.D. has served as a director of the Company since August 2003. Dr. Horovitz is a member of the Nominating and Corporate Governance Committee and the Audit Committee and is the Chairman of the Board of Directors. Dr. Horovitz is currently retired. He served as a director of Diacrin, Inc. from 1994 to August 2003. From 1991 to 1994, Dr. Horovitz was Vice President, Business Development and Planning at Bristol-Myers Squibb Pharmaceutical Group and was Vice President, Licensing from 1989 to 1991. Prior to 1989, Dr. Horovitz spent 30 years as a member of the Squibb Institute for Medical Research and received his Ph.D. from the University of Pittsburgh. Dr. Horovitz currently serves as a director of Palatin Technologies, Inc. Within the past five years, Dr. Horovitz also served on the boards of BioCryst Pharmaceuticals, Inc., Genaera Corp, NitroMed, Inc., Avigen, Inc. and DoV Pharmaceutical Inc. (acquired by Euthymics Bioscience, Inc. in July 2010).

Dr. Horovitz has spent over five decades in the pharmaceutical and biotechnology industry and brings this depth of experience to his leadership of our Board. Dr. Horovitz’s wide range of business development and licensing expertise has served and will continue to serve as an important resource for the Board as the Company continues its development.

William N. Kelley, M.D. has served as a director of the Company since June 2002. Dr. Kelley is the Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Dr. Kelley and his colleagues at the University of Michigan were the first to propose in vivo gene therapy as it is recognized today and the first to directly administer a human gene in vivo and obtain expression in an experimental animal model. From 1989 to 2000, Dr. Kelley served as Executive Vice President of the University of Pennsylvania with responsibilities as Chief Executive Officer for the Medical Center, Dean of the School of Medicine, and the Robert G. Dunlop Professor of Medicine and Biochemistry and Biophysics. He is currently Professor of Medicine and Professor of Biochemistry and Biophysics at the School of Medicine of the University of Pennsylvania. In the national leadership arena, Dr. Kelley has served as President of the American Society for Clinical Investigation, President of the American College of

Rheumatology, Chair of the American Board of Internal Medicine, and Chair of the Residency Review Committee for Internal Medicine. Within the past five years, Dr. Kelley served on the board of directors of Merck & Co. Inc., Beckman Coulter, Inc., Advanced Biosurfaces, Inc. and Polymedix, Inc.

Dr. Kelley brings a long history of involvement in experimental models of gene therapy to the Board. Dr. Kelley’s many leadership roles, both as a leader in the field of gene therapy and as a senior management figure of an internationally renowned medical center, allow him to provide strong leadership to our Board.

Continuing Directors

Stefan D. Loren, Ph.D. has served as a director of the Company since September 2013. Dr. Loren is a member of the Audit Committee. Dr. Loren was recommended to the Nominating and Corporate Governance Committee by a stockholder of the Company, based on his experience in both financial markets and biotechnology research and development. Dr. Loren is a Managing Director of Westwicke Partners, a healthcare-focused consulting firm, a position he has held since 2008. From 2007 to 2008, Dr. Loren was an Analyst with Perceptive Advisors, a healthcare-focused investment fund, and, prior to that, served as an analyst and portfolio manager for MTB Investment Advisors from 2005 to 2007. Prior to 2005, Dr. Loren was a Managing Director in the healthcare equity research group at Legg Mason, and before joining Legg Mason, a Research Chemist at the advanced technologies division of Abbott Laboratories and a Research Fellow at the Scripps Research Institute. Dr. Loren received his B.A. from the University of California, San Diego, and his Ph.D. from University of California, Berkeley. Currently, he is a director of Marina Biotech, Inc. Within the past five years, Dr. Loren has served on the boards of directors of Orchid Cellmark Inc. and Polymedix, Inc.

Dr. Loren has over 15 years of experience in financial markets and a decade of experience in research and development in the pharmaceutical and biotechnology industries. This unique combination makes Dr. Loren an important resource to our Board.

Marc R. Schneebaum has served as a director of the Company since April 2007. Mr. Schneebaum is a member of the Compensation Committee and the Chairman of the Audit Committee. Mr. Schneebaum served as President, Chief Executive Officer and a director of Predictive BioSciences, Inc., a commercial stage cancer diagnostics company, from 2011 to 2013. From 1997 to 2010, Mr. Schneebaum served as President, Chief Executive Officer, and a director of Sensors for Medicine and Science, Inc., an emerging medical technology company. From 1991 to 1997, he served as Senior Vice President, Finance, Business Development and Administration, and Chief Financial Officer of Genetic Therapy, Inc., a biotechnology company (acquired by Sandoz / Novartis). From 1987 to 1991, Mr. Schneebaum was a Vice President at Alex Brown & Sons Incorporated, a leading investment banking firm (now part of Deutsche Bank), where he participated in a variety of finance and strategic assignments. Mr. Schneebaum began his career in the accounting and auditing group at KPMG LLP, advancing to Senior Manager in the management consulting group. Mr. Schneebaum, a Certified Public Accountant (inactive), received his degree in Business Administration from the University of Maryland. He has also served on the boards of the March of Dimes of Maryland and the Maryland Enterprise Investment Fund.

Mr. Schneebaum’s financial acumen, his varied leadership roles in the medical technology and biotechnology fields and his experience in investment banking, accounting, and management consulting at leading institutions bring a level of knowledge to the Board that aids greatly in its deliberations.

Wayne T. Hockmeyer, Ph.D. has served as a director of the Company since December 2000. Dr. Hockmeyer is a member of the Nominating and Corporate Governance Committee and is the Chairman of the Compensation Committee. Dr. Hockmeyer founded MedImmune, Inc. (“MedImmune”) in April 1988 as President and Chief Executive Officer and was elected a director of MedImmune in May 1988. Dr. Hockmeyer became Chairman of the board of directors of MedImmune in May 1993 and left his position as Chief Executive Officer in October 2000. Dr. Hockmeyer is currently retired, having resigned from his positions as a member of the MedImmune board of directors and as President of MedImmune Ventures, Inc. following the acquisition of MedImmune by AstraZeneca Biopharmaceuticals, Inc. in June 2007. Dr. Hockmeyer earned his bachelor’s degree from Purdue University and his Ph.D. from the University of Florida in 1972. Currently, he is a director of Baxter International Inc. and Idenix Pharmaceuticals, Inc. Within the past five years, Dr. Hockmeyer has also served on the board of Middlebrook Pharmaceuticals, Inc.

Dr. Hockmeyer’s experience for the past two decades at the forefront of biotechnology development provides a valuable resource and knowledge base for our Board. Dr. Hockmeyer’s experience in founding and managing MedImmune prior to its acquisition, both as its most senior executive and as Chairman of its board of directors, enables him to counsel the Board in a unique and beneficial manner.

Douglas J. Swirsky, has served as the President and Chief Executive Officer and as a director of the Company since September 2013. He joined the Company in 2006 as Chief Financial Officer, Corporate Secretary and Treasurer, which are positions he continues to hold. Prior to joining the Company, Mr. Swirsky was a Managing Director and the Head of Life Sciences Investment Banking at Stifel Nicolaus from 2005 to 2006 and held investment banking positions at Legg Mason from 2002 until Stifel Financial’s acquisition of the Legg Mason Capital Markets business in 2005. Mr. Swirsky, a Certified Public Accountant and holder of a Chartered Financial Analyst® designation, previously held investment banking positions at UBS, PaineWebber, and Morgan Stanley. His experience also includes positions in public accounting and consulting. Mr. Swirsky received his undergraduate degree in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a member of the Board of Directors of Fibrocell Science, Inc. Within the past five years, Mr. Swirsky has also served on the board of PolyMedix, Inc.

Mr. Swirsky’s background with, and institutional knowledge of, the Company together with his day-to-day leadership of our business gives the Board an invaluable executive with a Company-focused perspective.

Information Regarding the Board of Directors and Certain Committees

Board and Committee Meetings

The Board oversees and guides the Company’s management and its business. The Board has three standing committees to assist it with its operations: a Nominating and Corporate Governance Committee; an Audit Committee; and a Compensation Committee. The Board may also establish additional committees at its discretion. During 2012, there were 8 meetings of the Board of Directors. Each director attended all of the meetings of the Board and the committees on which such director served that were held during 2012.

The Board of Directors has adopted and approved a charter for each of its standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the Investor Relations section on the Company’s website at www.genvec.com.

Board Committees

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee are William N. Kelley, M.D. (Chairman), Wayne T. Hockmeyer, Ph.D. and Zola P. Horovitz, Ph.D. Each member of the Nominating and Corporate Governance Committee is independent as defined by NASDAQ listing standards. The Nominating and Corporate Governance Committee met 6 times during 2012. As of December 31, 2012, the members of the Nominating and Corporate Governance Committee were William N. Kelley, M.D. (Chairman), Wayne T. Hockmeyer, Ph.D., Zola P. Horovitz, Ph.D. and Adel A.F. Mahmoud, M.D., Ph.D.

The primary functions and responsibilities of the Nominating and Corporate Governance Committee are to establish criteria for prospective directors, consider director candidates, recommend to the Board of Directors persons to be nominated for election as directors at each Annual Meeting, and adopt and develop corporate governance guidelines and policies for Board consideration. The Nominating and Corporate Governance Committee periodically reviews and assesses the Company’s corporate governance policies.

Audit Committee.  The members of the Audit Committee are Marc R. Schneebaum (Chairman), Stefan D. Loren, Ph.D., and Zola P. Horovitz, Ph.D. Each member of the Audit Committee is independent as defined by NASDAQ listing standards. The Board has determined that at least one member of the Audit Committee, Marc R. Schneebaum, is an Audit Committee Financial Expert as defined in the rules and regulations of the Securities and Exchange Commission (“SEC”). The Audit Committee met 4 times during 2012. As of December 31, 2012, the members of the Audit Committee were Marc R. Schneebaum (Chairman), Zola P. Horovitz, Ph.D., and Kevin M. Rooney.

The Audit Committee is responsible for appointing, compensating, overseeing, and evaluating the selection of the Company’s independent registered public accounting firm and is responsible for overseeing the following: management’s preparation of the Company’s financial statements and management’s conduct of the accounting and financial reporting processes; management’s maintenance of internal controls and procedures for financial reporting; the Company’s compliance with applicable legal and regulatory requirements, including those requirements relating to financial controls and reporting; the independent auditor’s qualifications and independence; and the performance of the independent auditors, including the annual independent audit of the Company’s financial statements. Additional information regarding the Audit Committee is included in this Proxy Statement under the caption “Audit Committee Report.”

Compensation Committee.  The members of the Compensation Committee are Wayne T. Hockmeyer, Ph.D. (Chairman), William N. Kelley, M.D. and Marc R. Schneebaum. Each member of the Compensation Committee is independent as defined by NASDAQ listing standards. The Compensation Committee met 8 times during 2012. As of December 31, 2012, the members of the Compensation Committee were Wayne T. Hockmeyer, Ph.D. (Chairman), Edward M. Connor, Jr., M.D., William N. Kelley, M.D., and Marc R. Schneebaum.

The Compensation Committee is responsible for reviewing and making recommendations to the independent directors of the Board, who meet in executive session with respect to the annual compensation for the Chief Executive Officer. The Compensation Committee also is responsible for reviewing and approving the annual compensation and benefits for the Company’s other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption, and administers the Company’s equity incentive plans.

The Compensation Committee’s charter permits it to form and delegate to a subcommittee of one or more of the committee’s members to perform the functions of the Compensation Committee. The Compensation Committee did not delegate its authority in 2012. Pursuant to its charter, the committee has the sole authority to retain compensation consultants to assist it in its decision-making process. As it has in recent years, the Compensation Committee retained Towers Watson & Co. (formerly Towers Perrin) as its compensation consultant to assist in evaluating the compensation programs for 2012. The Compensation Committee used this information in connection with making 2012 compensation determinations. Towers Watson reports directly and exclusively to the committee. Towers Watson does not work for the Company other than to perform work that is authorized by the Compensation Committee, or its chairperson. Towers Watson also advised the Compensation Committee on the use of a peer group for comparative purposes.

The Company provides stockholders with the opportunity to cast an advisory vote on its executive compensation every three years. Two years ago, a substantial majority of the stockholder votes cast on this proposal were voted in favor of our executive compensation proposal. The Compensation Committee believes that this substantial majority of votes cast affirms stockholders’ support for our approach to executive compensation. The Compensation Committee expects to continue to consider input from stockholders and the outcome of our say-on-pay votes when making future executive compensation decisions.

Corporate Governance Matters

Director Independence

The Board of Directors has affirmatively determined that each of the following directors and incumbent director nominees is independent within the meaning of the NASDAQ director independence standards: Wayne T. Hockmeyer, Ph.D.; Zola P. Horovitz, Ph.D.; William N. Kelley, M.D.; Stefan D. Loren, Ph.D.; and Marc R. Schneebaum. The Board of Directors has determined that Douglas J. Swirsky, who serves as an employee and officer of the Company, is not independent within the meaning of the NASDAQ director independence standards. The Board has also determined that all standing committees of the Board of Directors are composed entirely of independent directors.

Board Leadership Structure

The Board does not have a policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate. Historically, the Company has split the positions of the Chairman of the Board and Chief

Executive Officer because we believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board, among other responsibilities, provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

The Board’s Role in Risk Oversight

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight and of responsibility for setting a tone that risk management should be properly integrated with the Company’s strategy and culture. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee, and the Compensation Committee to manage risks that arise under each committee’s area of focus.

The Nominating and Corporate Governance Committee regularly reports to the Board on any suggested updates to the Company’s corporate governance guidelines that the committee feels would provide greater Board oversight of systems and processes that ensure the Company adheres to the principles of good governance by which it operates.

The Audit Committee oversees management’s maintenance of internal controls and procedures and its compliance with applicable legal and regulatory requirements. The Audit Committee also regularly reports to the Board on its findings and has authority under its committee charter to discharge its oversight role.

The Compensation Committee reviews and reports to the Board, on a regular basis, the results of the Company’s executive compensation and perquisite programs to ensure that they are properly coordinated to yield payments and benefits that are reasonably related to executive performance. In addition, the Compensation Committee reviews the compensation structures of the Company as a whole. In particular, this review considers whether compensation practices properly take into account an appropriate risk-reward relationship or encourage unnecessary and excessive risks that threaten the value of the Company. After reviewing the Compensation Committee’s reports on the Company’s compensation policies and practices, the Board has come to the conclusion that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Communication with the Board

The Company’s stockholders may communicate with the Board of Directors or any member thereof by sending any communication, in writing, by certified mail, to:

GenVec, Inc.
Attn: Corporate Secretary
65 West Watkins Mill Road
Gaithersburg, Maryland 20878

Any such communication should state the number of shares beneficially owned by the stockholder. All communications received in accordance with this policy will be forwarded by the Corporate Secretary to the Company’s Chairman of the Board and to the Chairman of the Company’s Nominating and Corporate Governance Committee. The Chairman of the Board or the Chairman of the Nominating and Corporate Governance Committee will relay all such communications to the appropriate director or directors on a periodic basis unless he determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of directors or any of its committees;
•	relates to routine or insignificant matters that do not warrant the attention of the Board;
•	is an advertisement or other commercial solicitation or communication;
•	is frivolous or offensive; or
•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company’s management and only in accordance with the Company’s policies and procedures, applicable law, and regulations relating to the disclosure of information.

Executive Sessions of the Board of Directors

The Company’s non-management directors, who also constitute the Company’s independent directors, meet at each regularly scheduled Board meeting in executive session without management present. The Chairman of the Board presides over the meetings of the non-management directors.

Policy Regarding Directors’ Attendance at Annual Meetings of Stockholders

The Company does not have a policy requiring attendance of all directors at the Annual Meeting. All then-current directors attended the Company’s annual meeting of stockholders in 2012.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”), which sets forth standards of expected conduct of the Chief Executive Officer, financial executives, directors, executive officers, and all employees of the Company. The Code includes policies on employment, conflicts of interest and confidential information and requires strict adherence to all laws and regulations applicable to the conduct of the Company’s business. A copy of the Code can be found in the Investor Relations section on the Company’s website at www.genvec.com. The Company will disclose any amendment to the Code or waivers of the Code relating to the Company’s directors, executive officers, principal financial and accounting officers, or persons performing similar functions on its website within five business days following the date of any such amendment or waiver.

Director Stock Ownership Guidelines

Stock ownership guidelines have been established for members of the Board. The guidelines were established to align the directors’ interests with those of the stockholders and to strengthen their focus on activities that create shareholder value. Under the guidelines, each member of the Board is required own, either directly or beneficially through an investment vehicle, at least 500 shares of Common Stock of the Company (which number will be adjusted for stock splits and reclassifications). Shares of Common Stock underlying unexercised options held by a director are not included in the total number of shares of Common Stock owned by such director. The Nominating and Corporate Governance Committee may exempt a director from compliance with these guidelines if compliance would result in a hardship. As of December 31, 2012, each of the Company’s directors was in compliance with the stock ownership guidelines.

DIRECTOR COMPENSATION TABLE

The Compensation Committee, pursuant to its charter, periodically reviews the compensation of non-employee directors. In connection with the most recent such review, the Compensation Committee approved, in September 2011, a new policy for the compensation of non-employee directors, provides that non-employee directors of the Company receive $30,000 annually for their service on the Board of Directors, $2,000 for each Board meeting attended, and $1,000 for each committee meeting attended. Additionally, under the new policy, the chairman of each of the Company’s committees receives an additional annual payment of $7,000, with the exception of the Audit Committee chairman, who receives an annual payment of $10,000. The Chairman of the Board of Directors receives $35,000 annually, $4,000 for each Board meeting attended, and $1,000 per committee meeting.

Directors who are employees of the Company do not receive fees or other compensation for their services as directors. All directors are reimbursed for travel and other expenses incurred in the performance of their duties.

In addition, in 2012 each non-employee director was eligible to receive: (i) upon becoming a director, an option to purchase 20,000 shares of Common Stock that is exercisable ratably over a four-year period, and (ii) after our annual meeting of stockholders each year, an annual grant of an option to purchase 15,000 shares of Common Stock, 50% of which becomes exercisable six months after the date of grant and 50% of which becomes exercisable 12 months after the date of grant. In the case of the Chairman of the Board, the annual grant is of an option to purchase 22,500 shares of Common Stock. Director options have an exercise price equal to the fair market value of our Common Stock on the date of the grant and a 10-year term.

In September 2013, the Compensation Committee recommended, and the Board approved, changes to the Company’s policy for the cash compensation of non-employee directors to provide for a fixed annual retainer. Under the new policy, non-employee directors of the Company will receive an annual retainer of $40,000 per year, paid quarterly. The new policy is effective as of October 1, 2013.

The following table details the total compensation earned by the Company’s non-employee directors in 2012:

Name(1)	Fees Earned or Paid in Cash(2) ($)	Option Awards(3) ($)		Total ($)
Edward M. Connor, Jr., M.D.	$55,500	$29,318	(3)	$84,818
Wayne T. Hockmeyer, Ph.D.	$78,000	$29,318	(3)	$107,318
Zola P. Horovitz, Ph.D.	$88,000	$43,977	(3)	$131,977
William N. Kelley, M.D.	$77,000	$29,318	(3)	$106,318
Adel A.F. Mahmoud, M.D., Ph.D.	$58,500	$29,318	(3)	$87,818
Kevin M. Rooney	$52,500	$29,318	(3)	$81,818
Marc R. Schneebaum	$71,500	$29,318	(3)	$100,818

(1)	Neither Cynthia Collins, nor her predecessor, Paul H. Fischer, Ph.D., received compensation as a director of the Company while also serving as the Company’s President and Chief Executive Officer. Compensation for Ms. Collins and Dr. Fischer is disclosed in the Summary Compensation Table.
(2)	All annual retainers payable to the chairman of the board, the chairman of each committee and for the directors in general are paid in quarterly installments.
(3)	On July 11, 2012, each of the Company’s continuing non-management directors received an option to purchase 15,000 shares, which had an aggregate grant date fair value of $29,318, except for Dr. Horovitz, who received an option to purchase 22,500 shares, which had an aggregate grant date fair value of $43,977. All fair values have been computed in accordance with ASC Topic 718 using the assumptions set forth in Note 8 to the audited financial statements of the Company.

As of December 31, 2012, each director had the following number of vested and unvested options outstanding:

Name(1)	Total (#)	Vested (#)	Unvested (#)
Edward M. Connor, Jr., M.D.	18,500	2,000	16,500
Wayne T. Hockmeyer, Ph.D.	28,500	13,500	15,000
Zola P. Horovitz, Ph.D.	40,500	18,000	22,500
William N. Kelley, M.D.	28,500	13,500	15,000
Adel A.F. Mahmoud, M.D., Ph.D.	18,500	2,000	16,500
Kevin M. Rooney	23,000	8,000	15,000
Marc R. Schneebaum	24,500	9,500	15,000

(1)	Unvested options for all directors with the exception of Dr. Connor and Dr. Mahmoud vested 50% on January 11, 2013 and 50% on July 11, 2013. Drs. Connor and Mahmoud each have 15,000 options that vested 50% on January 11, 2013 and 50% on July 11, 2013, with the remaining 1,500 options vesting ratably over three years beginning on June 15, 2013. As a result of their resignations from the Board of Directors, the unvested options held by Drs. Connor and Mahmoud as of September 3, 2013 were forfeited.

Related Person Transactions

We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s senior management is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions, including obtaining annual written certifications of the directors and executive officers with respect to their knowledge of related person transactions. The Company’s senior management is responsible for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. The Audit Committee reviews and approves or ratifies any related party transaction that meets the standard for disclosure under the rules of the Securities and Exchange Commission. The Audit Committee’s review of related party transactions, including information reported to the Audit Committee by senior management and the written certifications, encompasses transactions with related persons within the meaning of Item 404(a) of Regulation S-K as promulgated by the SEC. The Audit Committee reviews each potential related party transaction on its underlying merit. In accordance with the Audit Committee’s practices, in the course of its review and approval or ratification of related person transactions, the committee considers:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including the amount and type of transaction;
•	the importance of the transaction to the related person;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
•	any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

EXECUTIVE COMPENSATION TABLES AND INFORMATION

Summary Compensation Table

The following table summarizes the total compensation paid or earned by each of the named executive officers for the year ended December 31, 2012:

Name and Principal Position(1)	Year	Salary ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Cynthia Collins President, Chief Executive Officer	2012	273,438	497,404	126,000	59,996	956,837
Paul H. Fischer, President, Chief Executive Officer	2012	186,915	162,280	—	554,876	904,071
	2011	441,284	176,036	115,188	19,985	752,493
Douglas J. Swirsky, President, Chief Executive Officer	2012	310,919	117,138	75,305	10,175	513,537
	2011	302,746	88,019	49,802	13,825	454,391
Douglas E. Brough, Chief Scientific Officer	2012	288,206	146,423	64,491	8,960	508,080
	2011	258,750	88,019	46,963	11,515	405,247

(1)	Ms. Collins became Chief Executive Officer in May 2012. Dr. Fischer resigned as Chief Executive Officer in May 2012. On September 3, 2013, Cynthia Collins departed the Company, and Douglas J. Swirsky was appointed as the President and Chief Executive Officer of the Company. He continues to hold the positions of Chief Financial Officer, Treasurer and Corporate Secretary of the Company. On September 19, 2013, Dr. Brough’s title was changed to Chief Scientific Officer from what it had been during 2012, which was Senior Vice President, Research.
(2)	Amounts represent the aggregate grant date fair value as computed in accordance with ASC Topic 718 using the assumptions set forth in Note 8 to the audited financial statements of the Company.
(3)	Represents amounts earned under the Company’s Annual Performance Award Plan for the respective year.
(4)	Amounts shown for 2012 are discussed below under Narrative Disclosure to Summary Compensation Table.

Narrative Disclosure to Summary Compensation Table

The following section provides a description of the 2012 compensation information contained in the Summary Compensation Table above for the following individuals, whom we refer to as our named executive officers:

•	Cynthia Collins, Chief Executive Officer;
•	Douglas J. Swirsky, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary;
•	Douglas E. Brough, Senior Vice President, Research; and
•	Paul H. Fischer, our former Chief Executive Officer.

Ms. Collins became our Chief Executive Officer in May 2012, which is when Dr. Fischer resigned from that position.

Base Salaries

The Compensation Committee recommends a base salary level for the Chief Executive Officer (“CEO”), subject to Board approval, and approves base salary levels for the other named executive officers based on individual performance, promotions, and industry information. In considering base salary levels, the committee gives most weight to the CEO’s performance assessment of each named executive officer (other than herself). For 2012, Dr. Fisher received an increase of approximately 3%. Mr. Swirsky received an increase of approximately 2.7%, while Dr. Brough received an increase of approximately 10.1%. The increase for Dr. Brough reflected his increased responsibility for projects that are critical to our Company. In November 2012, Dr. Brough was promoted to Senior Vice President, Research and his base salary was set at $310,650. The base salary for Ms. Collins was set at $450,000 on an annualized basis as a result of the negotiation of her employment agreement described below.

Annual Performance Award Plan

Each year, the named executive officers have the opportunity to receive annual performance awards through participation in the Company’s Annual Performance Award Plan. Participants in this plan are eligible to receive a target payment that is expressed as a percentage of the participant’s base salary and that is based on both performance of the Company and overall individual performance of each named executive officer (with the exception of the CEO).

For 2012, annual performance award opportunities for Dr. Fischer, Mr. Swirsky, and Dr. Brough remained unchanged from the percentages used in the prior year, and were 50%, 35%, and 30%, respectively. When Ms. Collins joined the Company, consistent with her employment agreement, her target payment expressed as a percentage of base salary was set at 50%.

For Dr. Fischer, at the time it was established, 100% of the annual performance award was based on corporate goals. When Ms. Collins joined the Company, 100% of her annual performance award was also based on corporate goals. For Mr. Swirsky and Dr. Brough, 70% of their annual performance awards was payable based on corporate goals and 30% was payable based on individual goals.

The corporate goals for 2012 were set on January 18, 2012. The goals, level of achievement, and weight are described below:

RSV Vaccine:	Advance Development and Establish Partnership (weighted 25%)
HSV Vaccine:	Proof of Concept Data for Pre-IND and Partnering (weighted 25%)
Hearing Loss:	Advance Research and Development (weighted 20%)
Technology:	Establish Proprietary Vector Platform (weighted 15%)
FMD Vaccine:	Advance DHS and Merial Limited Collaborations (weighted 5%)
Financial Goals:	2012 Cash Burn of $8M or Less and Other Corporate Initiatives (weighted 10%)

In general, achievement of 100% of the corporate goals and the Compensation Committee’s positive evaluation of individual performance will result in an annual incentive award payment to the individual at the target level. The committee retains the discretion, however, to pay the annual performance awards at levels below or above the target level as it evaluates both the achievement of corporate goals, taking into account the weightings assigned to each goal, and the individual performance of the executives. Ms. Collins’s employment agreement provides that she is eligible for a payment under the Annual Performance Award Plan of up to 150% of her base salary in the event of superior performance. The committee determined that the executives performed solidly and that the payments, or portions of the payments, related to the corporate goals under the Company’s Annual Performance Award Plan should reflect the Company’s achievements at the 56% level. Dr. Fischer did not receive, however, a payout under the Annual Incentive Plan due to his departure from the Company during the year.

For purposes of the portion of the annual performance award that is based on individual performance for Mr. Swirsky and Dr. Brough, the committee considered the following individual accomplishments:

•	Mr. Swirsky: (i) strong support of core programs through management of financial and accounting functions, business development, information technology, and facilities; and (ii) implementation of cost reduction plan, reflecting individual performance of 100%, which, when taken together with the performance for the corporate goals, resulted in Mr. Swirsky achieving 69.2% of his target.
•	Dr. Brough: (i) research support for hearing loss; (ii) development of key new data supporting project pipeline; and (iii) advancement of our core technology base through differentiation and strengthening of our intellectual property base, reflecting individual performance of 100%, which, when taken together with the performance for the corporate goals, resulted in Dr. Brough achieving 69.2% of his target.

Annual Stock Option Grants

The Company uses stock options for its equity incentive awards in order to be consistent with its objective to align the interests of stockholders and its executives. Stock options are awarded annually and are considered part of total compensation, along with base salary and annual performance awards. Stock options granted in 2012, consistent with awards in prior years, vest over a four-year period, with one-eighth of each option grant vesting six months after the date of grant and the remainder vesting ratably over the following 42 months. This vesting schedule was selected because of the Company’s belief that it is consistent with industry practice while still providing a relatively long retention benefit.

Stock options that are granted as part of the long-term incentive program are granted with an exercise price equivalent to the closing price of the Common Stock on NASDAQ Capital Market on the date of grant. The exercise price of stock options granted to a newly hired executive officer is set at the closing price of our Common Stock on NASDAQ on the start date of the executive officer, which is a date on or after approval of the grant by the Compensation Committee. In 2012, Dr. Fischer, Mr. Swirsky and Dr. Brough, received annual stock option grants of 150,000, 60,000 and 75,000, respectively, on January 18, 2012, at an exercise price of $2.49 per share. Dr. Fischer’s award was forfeited pursuant to its terms on his resignation.

Ms. Collins received a stock option award on May 23, 2012 for 250,000 options at an exercise price of $2.54 per share. The award to Ms. Collins was, other than the exercise price, on the same terms as the stock option awards for the other named executive officers and was in an amount of options negotiated with her in connection with her employment agreement.

All Other Compensation

In 2012, for Mr. Swirsky and Dr. Brough, the amounts shown in All Other Compensation in the Summary Compensation Table above include amounts for matching contributions under the Company’s 401(k) plan. For Ms. Collins, the amount shown in All Other Compensation for 2012 represents amounts paid to Ms. Collins pursuant to her employment agreement to reimburse her for moving expenses consistent with Company policy and a gross-up to cover applicable taxes on that reimbursement.

In connection with his resignation, Dr. Fischer entered into a separation and release agreement and a consulting agreement with the Company. Both agreements were entered into on May 22, 2012. The separation and release agreement governs the terms of Dr. Fischer’s departure, providing, among other things, that (i) Dr. Fischer will receive his base salary at the time of his resignation for 12 months after the effectiveness of his resignation, and (ii) Dr. Fischer releases the Company of all claims or potential claims he may have, except for certain enumerated exceptions. The consulting agreement, which has a term of one year, provides that, among other things, the Company will pay a consulting fee to Dr. Fischer of $15,000 and Dr. Fischer will provide a minimum of 15 days of consulting services. After Dr. Fischer has fulfilled this minimum commitment, the Company will pay $1,000 per day for additional consulting services provided by Dr. Fischer. As partial consideration for entering into the consulting agreement, the Company granted Dr. Fisher an award of stock options under a separate agreement. The award of stock options was an award to purchase 150,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s Common Stock on June 1, 2012, the effective date of the consulting agreement The option has a 10-year term. Fifty percent of the shares of Common Stock covered by the option will vest and become exercisable on the six-month anniversary of the grant date and the remainder of the shares covered by the option will vest on the one-year anniversary of the grant date. The amount shown for All Other Compensation for Dr. Fischer in the Summary Compensation Table for 2012 includes, among other things, amounts payable in connection with 401(k) matching contributions, $474,600 for the 12 months of base salary payable under the separation and release agreement, and $162,280 representing the aggregate grant date fair value of the stock option awarded in connection with the consulting agreement.

Employment, Severance, and Change in Control Arrangements

The Company had an employment agreement with Ms. Collins, salary continuation agreements with each of Mr. Swirsky and Dr. Brough and a change in control agreement with Mr. Swirsky. The Company had similar arrangements with Dr. Fischer prior to the time he resigned.

Employment Agreement with Ms. Collins

The Company entered into an employment agreement with Ms. Collins on May 18, 2012 as a condition of her willingness to take the position of Chief Executive Officer. The employment agreement provides for the base salary and annual performance award provisions discussed above. Under the terms of the employment agreement, if Ms. Collins terminates her employment for “good reason” (as defined below) or if her employment is terminated by the Company without “cause” (as defined below) and other than by reason of death or disability, Ms. Collins is entitled to receive accrued compensation, her regular base salary for a period of 18 months, and an amount equal to one and one-half times her target bonus as of the time of termination. The employment agreement also includes continued health care benefits until the earliest of the 18-month anniversary of the termination date, the date Ms. Collins is no longer eligible for continuation coverage, and the date on which Ms. Collins becomes eligible to receive substantially similar coverage from another employer. In connection with her departure from the Company on September 3, 2013, Ms. Collins received these benefits.

The employment agreement provides that if Ms. Collins terminates her employment for “good reason” or if her employment is terminated by the Company without “cause” within 12 months following a change in control (as defined below under the heading Acceleration of Stock Awards), Ms. Collins is entitled to receive accrued compensation amounts and a lump sum payment in an amount equal to the greater of (i) two times her base salary for the year in which the termination occurs or the year immediately preceding the year in which the change in control occurs (the “Reference Base Salary”), and (ii) two times her annual target bonus based on the Reference Base Salary. In connection with her departure from the Company on September 3, 2013, Ms. Collins will not receive these benefits unless a change of control were to occur within three months of that date.

Whether or not Ms. Collins’s termination follows a change in control, the treatment of any outstanding equity awards is determined in accordance with the terms of the applicable award agreement.

Ms. Collins’s employment agreement includes a non-disparagement clause and non-competition and non-solicitation provisions terminating 18 months after the last day of her employment. Upon the death or disability of Ms. Collins during such time as she is entitled to any payments or benefits under the agreement, such payments and benefits are payable to her estate and/or beneficiaries, as the case may be.

Under the terms of the employment agreement, “good reason” is defined as the occurrence of any of the following events during the employment term without Ms. Collins’s written consent:

•	a material reduction in Ms. Collins’s base salary other than as a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;
•	a material reduction in Ms. Collins’s target bonus opportunity;
•	a relocation of Ms. Collins’s principal place of employment by more than 50 miles, except for required travel on Company business to an extent substantially consistent with Ms. Collins’s business travel obligations as of the date of relocation;
•	any material breach by the Company of any material provision of the agreement or any material provision of any other agreement between the Executive and the Company;
•	a material adverse change in Ms. Collins’s title, authority, duties or responsibilities (other than temporarily while Ms. Collins is physically or mentally incapacitated or as required by applicable law) taking into account the Company’s size, status as a public company and capitalization on the date of the agreement; or
•	a material adverse change in the reporting structure applicable to Ms. Collins.

“Cause” is defined to include any of the following actions by Ms. Collins:

•	the willful failure to perform her duties (other than any such failure resulting from incapacity due to physical or mental illness);
•	the willful failure to comply with any duly authorized and legal directive of the Board;

•	the engagement in dishonesty, illegal conduct or misconduct, which is, in each case, materially injurious to the Company or its affiliates;
•	the embezzlement, misappropriation or fraud, whether or not related to the Executive’s employment with the Company;
•	the conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude;
•	the material, intentional unauthorized breach of the Proprietary Information Agreement (as defined in her employment agreement); or
•	the material breach of any material obligation under the agreement or any other written agreement between Ms. Collins and the Company.

Salary Continuation Agreements

The Company entered into a salary continuation agreement with Mr. Swirsky when he joined the Company in 2006, which was pursuant to a form of agreement that was adopted in October 2002 and amended in December 2008 to provide for technical compliance with certain Treasury regulations. The Company has also entered into a salary continuation agreement with Dr. Brough with terms substantially similar to the form of agreement adopted in October 2002 as amended by the December 2008 amendment. Under the terms of the salary continuation agreements, if the named executive officer is terminated without “cause” (as defined below) and other than by reason of death or disability, the officer will be paid the officer’s regular base salary for a period of 12 months. The named executive officer will also receive a pro-rata bonus equal to the product of the bonus paid to the officer for the fiscal year preceding the termination date, divided by 12 months times the number of months of service during the year of termination. The agreements also include continued health and welfare benefits for the same period as the salary continuation, a non-compete for the same period as the salary continuation, and a non-disparagement clause.

Under the terms of the salary continuation agreements, “cause” is defined to include:

•	the willful and continued failure of the named executive officer to substantially perform his duties;
•	willfully engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company;
•	personal dishonesty or breach of fiduciary duty to the Company for personal benefit at the expense of the Company; or
•	willfully violating any law, rule, regulation, or order in a manner that is materially and demonstrably injurious to the Company.

Acceleration of Stock Awards

The form of stock option award agreements for stock option awards made to each of the named executive officers provides that in the event of a change in control, all unvested equity awards will accelerate in full. Under the terms of the stock option award agreements, a “change in control” means the occurrence of any of the following events:

•	any person becomes the beneficial owner of 40% or more of the Company’s Common Stock;
•	the Company’s stockholders approve a merger, consolidation, share exchange, division, or other reorganization of the Company with any other organization;
•	the Company’s stockholders approve a complete plan of liquidation, winding-up of the Company, or an agreement for the sale or disposition of all or substantially all of the Company’s assets; or
•	during any 24-month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board.

Change in Control Agreement with Mr. Swirsky

The Company entered into a change in control agreement with Mr. Swirsky when he joined the Company in September 2006. Mr. Swirsky’s agreement was amended in December 2008 to provide for technical compliance with certain Treasury regulations. Under the agreement, Mr. Swirsky is entitled to certain payments upon termination without cause (as defined in the salary continuation agreements described above) following a change in control (as defined in the stock option award agreements described above).

Specifically, if Mr. Swirsky’s employment is terminated without cause other than as a result of his death or disability, or if he resigns for good reason within two years following a change in control, he is entitled to a lump sum severance payment equal to his monthly salary and average monthly bonus times 18, a pro-rata bonus for the termination year, and continued health and welfare benefits for an 18-month period. In addition, his agreement provides for an excise tax gross-up payment, reimbursement of certain legal costs related to the enforcement of the agreement, and accelerated vesting of all unvested options at termination.

In addition, pursuant to his change in control agreement, upon the death or disability of Mr. Swirsky during such time as he is entitled to any payments or benefits under the agreement, such payments and benefits are payable to Mr. Swirsky’s heirs or estate, respectively. To the extent Mr. Swirsky becomes entitled to benefits under the change in control agreement, the salary continuation agreement is superseded and he will not receive any benefit under that agreement.

Under the terms of the change in control agreement, “good reason” is defined as the occurrence of any of the following events without the consent of the executive in connection with a change of control, unless, if correctable, such circumstances are fully corrected with 30 days of the notice of termination given in respect thereof, which notice must be given within 90 days of the occurrence:

•	the assignment to the executive of any duties inconsistent in any material respect with the executive’s position, authority, duties, or responsibilities, as they were immediately prior to the change in control;
•	the diminution in any material respect in the executive’s position, authority, duties, or responsibilities as they were immediately prior to a change in control;
•	a reduction by the Company in the executive’s annual base salary;
•	a relocation of more than 35 miles from where the executive’s office or location was immediately prior to a change in control;
•	the failure to continue any compensation plan in which the executive participates, unless an equitable arrangement has been made, or the continuation of the plan under materially less favorable terms;
•	the failure by the Company to pay to the executive any deferred compensation when due under any deferred compensation plan or agreement applicable to the executive; or
•	a material breach by the Company of the terms and provisions of the change in control agreement.

To constitute good reason for purposes of the change in control agreement, the termination by the executive must occur within two years following the initial occurrence of the event constituting good reason.

Outstanding Equity Awards at Fiscal Year End

The following table provides information with respect to outstanding stock options and restricted stock awards held by the named executive officers as of December 31, 2012. All outstanding grants issued prior to 2012 were made under the Company’s 2002 Stock Incentive Plan. Grants made in 2012 were made under the Company’s 2011 Omnibus Incentive Plan, with the exception of Ms. Collins’s grant, which was made pursuant to a CEO inducement award agreement.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date
Cynthia Collins(2)	36,458	213,542	2.54	5/23/2022
Paul H. Fischer	75,000	75,000	2.49	6/1/2022
Douglas J. Swirsky	30,000	—	11.30	9/18/2016
	3,000	—	26.10	1/18/2017
	15,000	—	17.90	1/16/2018
	22,032	468	4.10	1/22/2019
	10,937	4,063	22.00	1/20/2020
	9,583	10,417	5.70	1/19/2021
	13,750	46,250	2.49	1/18/2022
Douglas E. Brough	1,250	—	32.10	1/15/2014
	500	—	39.50	3/1/2014
	2,500	—	18.80	1/19/2015
	2,500	—	16.90	1/18/2016
	4,000	—	26.10	1/18/2017
	2,500	—	17.90	1/16/2018
	4,000	—	21.80	4/16/2018
	3,917	83	4.10	1/22/2019
	9,115	3,385	22.00	1/20/2020
	2,479	1,021	17.90	2/1/2020
	9,583	10,417	5.70	1/19/2021
	17,187	57,813	2.49	1/18/2022

(1)	The options indicated in the table above as unexercisable at December 31, 2012 result from the following option grants, all of which vest over a four year period with 12.5% vesting after six months from the date of grant and the remainder vesting ratably over the next 42 months, with the exception of the grant to Dr. Fischer, which vested 50% on the date six months from the date of grant and 50% on the date one year from the date of grant.

On January 22, 2009, Mr. Swirsky was granted 22,500 options and Dr. Brough was granted 4,000 options.

On January 20, 2010, Mr. Swirsky was granted 15,000 options and Dr. Brough was granted 12,500 options.

On February 1, 2010, Dr. Brough was granted 3,500 options.

On January 19, 2011, Mr. Swirsky and Dr. Brough were each granted 20,000 options.

On January 18, 2012, Dr. Brough was granted 75,000 options and Mr. Swirsky was granted 60,000 options.

On May 23, 2012, Ms. Collins was granted 250,000 options.

On June 1, 2012 Dr. Fischer was granted 150,000 options.

(2)	As a result of her departure from the Company, the unvested options held by Ms. Collins as of September 3, 2013 were forfeited.

PROPOSAL 2
APPROVAL OF INCREASE IN AWARD SHARES AND
THE MATERIAL TERMS FOR PAYMENT OF PERFORMANCE-BASED COMPENSATION

Introduction

The Board has adopted and is seeking stockholder approval of (i) an amendment to the GenVec, Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”) to increase the number of shares of Common Stock that are available to be issued through grants or awards made thereunder or through the exercise of options granted thereunder by 500,000 shares and (ii) the material terms for payment of performance-based compensation under the 2011 Plan as required by Section 162(m) of the Internal Revenue Code.

As of October 15, 2013, there were 2,050,753 shares of our Common Stock subject to outstanding grants and, without taking into account the effect of the proposed amendment, 559,914 shares available for future grants under the 2011 Plan. The Board recommends the increase in the number of shares available under the 2011 Plan in order to enable the Company to continue to provide eligible officers, directors, key employees and other key individuals with an incentive to contribute to the success of the Company and to operate and manage our business in a manner that will provide for the Company’s long term growth and profitability and provide a means of obtaining, rewarding and retaining key personnel. In the judgment of the Board, awards under the 2011 Plan are valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2011 Plan participants with those of our stockholders.

The increase of 500,000 shares of Common Stock available for grant under the 2011 Plan will result in additional potential dilution of our outstanding stock. Based solely on the closing price of our Common Stock as reported on NASDAQ on October 15, 2013 of $1.58 per share, the maximum aggregate market value of the additional 500,000 shares of Common Stock to be reserved for issuance under the 2011 Plan would be $790,000. The increase of 500,000 shares of Common Stock available under the 2011 Plan, when taken together with the 559,914 shares available for grant under the 2011 Plan as of October 15, 2013, represents an amount of shares equivalent to 7.7% of our outstanding shares of Common Stock as of October 15, 2013.

As of October 15, 2013, there were 3 executive officers, 6 other employees and 5 non-employee directors of the Company who were eligible to participate in the 2011 Plan. Because participation and the types of awards under the 2011 Plan are discretionary, the benefits or amounts that will be received by any participant or groups of participants if the amendment of the 2011 Plan is approved are not currently determinable.

The Board recommends the approval of the Section 162(m) performance-based compensation terms to enable the Company to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) of the Code in addition to stockholder approval are satisfied. Stockholder approval is intended to permit the stock-based awards and cash incentive compensation paid to the Company’s covered executive officers under the 2011 Plan to constitute qualified performance-based compensation for purposes of Section 162(m) of the Code and the rules and regulations issued under that section, and to enable the Company to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) in addition to stockholder approval are satisfied.

Vote Required

The approval of the proposal to amend the 2011 Plan to increase the number of shares of Common Stock available for issuance thereunder and to approve the material terms for payment of performance-based compensation under the 2011 Plan as required by Section 162(m) of the Internal Revenue Code is required under NASDAQ Rules and requires the affirmative vote of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting.

Recommendation

The Board unanimously recommends a vote “FOR” the approval of the amendment to the 2011 Plan increasing the number of shares of Common Stock available thereunder and the approval of the material terms for payment of performance-based compensation under the plan as required by Section 162(m) of the Internal Revenue Code.

Summary of the 2011 Omnibus Incentive Plan

The following summary of the material terms of the 2011 Plan is qualified by reference to the full text of the 2011 Plan, which is included hereto, as previously amended, as Annex A. Unless otherwise specified, capitalized terms used in this discussion have the meanings assigned to them in the 2011 Plan. The proposed amendment to the 2011 Plan to increase the number of shares of Common Stock available thereunder is included hereto as Annex B.

Administration

The 2011 Plan is administered by a committee of the Board. The members of the committee will qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, meet the requirements of Rule 16b-3 of the Exchange Act and comply with the independence requirements of the NASDAQ Stock Market. Subject to the terms of the 2011 Plan, the committee may select participants to receive awards, determine the types and amounts of awards and terms and conditions of awards and interpret provisions of the 2011 Plan. Members of the committee will serve at the pleasure of the Board. The committee may be the Compensation Committee of the Board or a subcommittee thereof. The Board may also appoint one or more separate committees, each composed of one or more directors who need not satisfy the independence requirements described above, which may administer the 2011 Plan with respect to employees or other service providers who are not officers or directors of the Company.

Common Stock Reserved for Issuance under the 2011 Plan

The Common Stock issued or to be issued under the 2011 Plan consists of authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. As of October 15, 2013, pursuant to the 2011 Plan there were 1,320,753 shares subject to outstanding grants and 730,000 shares of outstanding restricted stock subject to continued vesting and, without taking into account the effect of the proposed amendment, 559,664 shares available for future grant under the 2011 Plan. Awards will be counted against the 2011 Plan limit as one share for every one share subject to an award under the 2011 Plan. If any shares covered by an award under the 2011 Plan are not purchased or are forfeited, or if an award under the 2011 Plan otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the 2011 Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2011 Plan. The number of shares of Common Stock available for issuance under the 2011 Plan will be increased by (i) any shares tendered or withheld or award surrendered under the 2011 Plan in connection with the purchase of shares of Common Stock upon exercise of an option under the 2011 Plan or any shares of Common Stock deducted from an award payment under the 2011 Plan in connection with the Company’s tax withholding obligations and (ii) by the number of shares subject to awards outstanding under the Company’s 2002 Stock Incentive Plan that (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, (b) are settled in cash in lieu of such shares or (c) are exchanged with the committee’s permission, before the issuance of such shares, for compensatory awards not involving shares.

Eligibility

Awards may be made under the 2011 Plan to directors, employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the 2011 Plan is determined to be in the best interests of the Company by the Board.

Amendment or Termination of the 2011 Plan

The Board may terminate or amend the 2011 Plan at any time and for any reason. The 2011 Plan will terminate in any event 10 years after the date of stockholder approval of the 2011 Plan. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations.

Options

The 2011 Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

Exercise Price

The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer. The term of each stock option is fixed by the committee and may not exceed 10 years from the date of grant (or five years from the date of grant in the case of certain 10% stockholders who receive incentive stock options). The committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the committee. In general, an optionee may pay the exercise price of an option by cash, certified check or, to the extent an award agreement so provides, by tendering shares of Common Stock, or by means of a broker-assisted cashless exercise.

Transfers

Stock options and stock appreciation rights (each an “SAR”) granted under the 2011 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Repricing Prohibited

No amendment or modification may be made to an outstanding stock option or stock appreciation right that would be treated as a repricing under the rules of the stock exchange on which the shares of Common Stock are listed (currently the NASDAQ Capital Market), without the approval of the Company’s stockholders. Specifically, the 2011 Plan provides in Section 3.4 that except in connection with a corporate transaction involving the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without shareholder approval.

Other Awards

The committee may also award:

•	Shares of unrestricted stock, which are shares of Common Stock at no cost or for a purchase price determined by the committee which are free from any restrictions under the 2011 Plan. Unrestricted shares of Common Stock may be issued to participants in recognition of past services, the promise to perform future services (if so provided in the related award agreement or a separate agreement) or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants.
•	Shares of restricted stock, which are shares of Common Stock subject to restrictions.
•	Deferred stock units, which are Common Stock units subject to restrictions.
•	Dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock. Dividend equivalent rights are not granted on unearned performance awards.

•	Stock appreciation rights, which are a right to receive a number of shares or, at the discretion of the committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the committee. The exercise price for a SAR will not be less than the fair market value of a share of stock on the grant date of the SAR. The term of each SAR is fixed by the committee and may not exceed 10 years from the date of grant. The committee determines when the SAR may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which the SAR may be exercised.
•	Performance-based awards, ultimately payable in Common Stock or cash, as determined by the committee. The committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The committee may modify, amend or adjust the terms of each award and performance goal. Awards to individuals who are covered under Section 162(m) of the Internal Revenue Code, or who the committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to the extent that the committee so designates. Such employees include the chief executive officer and the three highest compensated executive officers (other than the chief financial officer) determined at the end of each year (the “Covered Employees”).

Effect of Certain Changes in Control

Unless an applicable award agreement provides otherwise, certain change in control transactions involving the Company, such as a sale of the Company, will cause grantees of restricted stock, deferred stock units, dividend equivalent rights, stock appreciation rights and options to be deemed to be fully vested in such awards, unless the awards are continued or substituted in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events

The committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2011 Plan, including the individual limitations on awards (described below), to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits publicly-held companies, such as the Company, to an annual deduction for federal income tax purposes of $1 million for compensation paid to their Covered Employees. However, performance-based compensation is excluded from this limitation. The 2011 Plan is designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception; (iii) the material terms under which the compensation is to be paid must be disclosed to, and subsequently approved by, stockholders of the Company in a separate vote before payment is made; and (iv) the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were, in fact, satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the Common Stock after the date of grant.

Under the 2011 Plan, one or more of the following business criteria are used exclusively by the committee in establishing performance goals:

•	total shareholder returns;
•	such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as the Standard & Poor’s 500 Stock Index;
•	net income;
•	pretax earnings;
•	earnings before interest expense, taxes, depreciation and amortization;
•	earnings before interest expense, taxes, depreciation and amortization and before bonuses, service fees, and extraordinary or special items;
•	pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
•	operating margin;
•	operating income;
•	earnings per share;
•	return on equity;
•	return on capital;
•	return on investment;
•	operating earnings;
•	working capital;
•	ratio of debt to shareholders’ equity;
•	free cash flow;
•	revenue;
•	results of preclinical testing;
•	results of clinical trials;
•	submitting regulatory filings;
•	regulatory approvals;
•	entering into contractual arrangements;
•	meeting contractual requirements;
•	achieving contractual milestones;
•	entering into collaborations;
•	receipt of grant funding;
•	regulatory body approval for commercialization of a product;
•	implementation or completion of critical projects;
•	segment share;
•	product development;
•	research;

•	licensing;
•	manufacturing;
•	manufacturing capacity;
•	production;
•	inventory;
•	site development;
•	plant, building or facility development;
•	government relations;
•	production volume levels;
•	market penetration; and
•	agency ratings.

Business criteria may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis.

Under the Internal Revenue Code, a director is an “outside director” of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a tax-qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be granted under the 2011 Plan in a calendar year to any person is 250,000. The maximum number of shares of Common Stock that can be granted under the 2011 Plan to any person, other than pursuant to an option or stock appreciation right, is 120,500 per year. The maximum amount that may be paid as a cash-settled Performance-Based Award for a 12 month performance period by any one person is $3,000,000, and the maximum amount that may be paid as a cash-settled Performance-Based Award in respect of a performance period greater than 12 months by any one person is $6,000,000.

Federal Income Tax Consequences

Incentive Stock Options

The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options

The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock

A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Deferred Stock Units

There are no immediate tax consequences of receiving an award of deferred stock units under the 2011 Plan. A grantee who is awarded deferred stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights

Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights

There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2011 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance-Based Awards

The award of a performance-based award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock

Participants who are awarded unrestricted Common Stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G

To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A

The Company intends for awards granted under the 2011 Plan to comply with Section 409A of the Code. To the extent a grantee would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the 2011 Plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

Equity Compensation Plan Information

The following table discloses certain information about the options issued and available for issuance under all outstanding Company option plans as of December 31, 2012:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,760,616	$11.61	1,368,640
Equity compensation plans not approved by security holders	—	—	—
Total	2,760,616	$11.61	1,368,640

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP, an independent registered public accounting firm, to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013. KPMG LLP has served as the Company’s independent registered public accounting firm for the past 18 years and has no direct or indirect financial interests in the Company. A representative of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of stockholders, the Board of Directors believes it is good corporate governance and sound policy to do so. If the stockholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether or not to retain the firm. If the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may nevertheless select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required for Approval

An affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for approval of the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current year.

Recommendation

The Board recommends that you vote “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

AUDIT COMMITTEE REPORT

The Board has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board has adopted, and annually reviews, a written charter outlining the practices followed by the Audit Committee. The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and in accordance with accepted accounting principles. The Company’s management is responsible for the preparation, presentation, and integrity of the financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and performing an independent audit of financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles.

In this context, during the fiscal year ended December 31, 2012, the Audit Committee has reviewed and discussed the Company’s 2012 unaudited quarterly and December 31, 2012 audited financial statements with management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from and reviewed with KPMG LLP the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning their independence and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors of GenVec, Inc.:

Marc R. Schneebaum (Chairman)
Zola P. Horovitz, Ph.D.
Stefan D. Loren, Ph.D.

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO ANY SUCH FILING.

MATTERS CONCERNING THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by KPMG LLP, our independent registered public accounting firm. On an on-going basis, management of the Company defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the committee approves the engagement of KPMG LLP. On a periodic basis, the Company’s management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. In 2012, all fees paid to KPMG LLP were pre-approved pursuant to the Audit Committee’s policy. To ensure prompt handling of unexpected matters, the Audit Committee’s charter authorizes its Chairman to act on behalf of the Audit Committee in between regularly scheduled meetings, including pre-approving services provided by KPMG LLP. If the Chairman exercises this authority, he reports the action taken to the Audit Committee at its next regular meeting.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the years ended December 31, 2012 and 2011:

Fee Category	2012	2011
Audit Fees	$328,268	$334,400
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$328,268	$334,400

Audit Fees

These fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services in connection with regulatory filings.

Audit-Related Fees

These fees comprise assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above. The Company did not incur such fees during 2012 or 2011.

Tax Fees

These fees comprise tax compliance and tax preparation assistance for state and federal filings, consultations concerning tax related matters, and other tax compliance projects. The Company did not incur such fees with KPMG during 2012 or 2011.

All Other Fees

These fees consist of fees not included in any other category. The Company did not incur such fees with KPMG during 2012 or 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 15, 2013 (unless otherwise specified), regarding the beneficial ownership of the Company’s Common Stock by (i) each named executive officer (as defined below) of the Company, (ii) each director of the Company, and (iii) all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC for computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after October 15, 2013 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to the table below, each stockholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 13,678,285 shares of Common Stock outstanding on October 15, 2013. Unless otherwise specified, the address for each director or executive officer is care of the Company at its principal office.

Name of Beneficial Owner	Total Number of Shares Beneficially Owned(1)	% of Class Owned
Beneficial Owner of More than 5% of the Outstanding Common Stock:
EcoR1 Capital Fund, L.P and affiliates(2)	1,295,000	9.5%
Directors and Named Executive Officers:
Cynthia Collins(4)	116,666	*
Paul H. Fischer, Ph.D.(3)	205,913	1.5%
Wayne T. Hockmeyer, Ph.D.	105,000	*
Zola P. Horovitz, Ph.D.	119,757	*
William N. Kelley, M.D.	102,500	*
Stefan D. Loren, Ph.D.	0	*
Marc R. Schneebaum	100,000	*
Douglas J. Swirsky	384,584	2.8%
Douglas E. Brough, Ph.D.	234,917	1.7%
Bryan T. Butman, Ph.D.	245,960	1.8%
All directors and executive officers as a group (8 persons)	1,292,718	9.5%

(1)	Includes shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of October 15, 2013 in the following amounts: Cynthia Collins, 116,666 shares; Paul H. Fischer, 150,000 shares; Wayne T. Hockmeyer, 27,000 shares; Zola P. Horovitz, 39,000 shares; William N. Kelley, 27,000 shares; Stefan D. Loren, Ph.D., 0 shares, Marc R. Schneebaum, 24,500 shares; Douglas J. Swirsky, 152,584 shares; Douglas E. Brough, 102,834 shares; Bryan T. Butman, 164,575 shares; and directors and executive officers as a group (8 people), 537,493 shares.
(2)	Based solely on the Schedule 13G filed September 18, 2013 by EcoR1 Capital Fund, L.P. (“Capital Fund”), EcoR1 Capital, LLC (“EcoR1”) and Mr. Oleg Nodelman. As disclosed in the Schedule 13G, (i) Capital Fund beneficially owned 1,295,000 shares, (ii) EcoR1 may be deemed to own 1,295,000 shares as general partner of Capital Fund, and (iii) Mr. Nodelman may be deemed to own 1,295,000 shares as the manager of EcoR1.

EcoR1 and Mr. Nodelman each disclaim beneficial ownership of the shares beneficially owned by Capital Fund. The address for the above entities and person is 409 Illinois Street, San Francisco, California 94158.

(3)	Dr. Fischer resigned from the Company on May 22, 2012.
(4)	Ms. Collins departed from the Company on September 3, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

Based solely on the Company’s review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2012, the Company believes that all Section 16(a) filing requirements applicable to the Company’s executive officers, directors, and greater than 10% beneficial owners were complied with in a timely manner.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement for the annual meeting of stockholders for the year ending December 31, 2013 (the “2014 Annual Meeting”), proposals submitted in accordance with the SEC’s Rule 14a-8 must be received at the Company’s executive offices, which are located at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary, not later than June 17, 2014.

Stockholder proposals to be voted upon at annual meetings of the stockholders, pursuant to the Company’s Amended and Restated Bylaws, generally must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the mailing date of the Company’s proxy materials for the preceding annual meeting of stockholders. For the 2014 Annual Meeting these respective dates are June 17, 2014 and May 18, 2014. If the Company’s annual meeting is scheduled more than 30 days from the anniversary of the calendar date of the prior year’s annual meeting of stockholders, stockholder proposals must be delivered to the Company within 10 days of the mailing of notice to the stockholders or of public disclosure regarding the date of the annual meeting. Such proposals must comply with the requirements in the Company’s Amended and Restated Bylaws, including setting forth with particularity (i) the names and business addresses of the stockholder submitting such proposal and all persons (as such term is defined in Section 3(a)(9) of the 1934 Act) acting in concert with such stockholder, (ii) the names and addresses of such stockholder and the persons identified in clause (i), as they appear on the Company’s books (if they so appear), (iii) the class and number of shares of the Company beneficially owned by such stockholder and the persons identified in clause (i), (iv) a description of such proposal containing all material information relating thereto, and (v) such other information as the Board reasonably determines is necessary or appropriate to enable the Board and stockholders of the Company to consider such proposal.

OTHER MATTERS

The Board of Directors does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We are providing to each stockholder as of the Record Date a copy of our Annual Report on Form 10-K (including financial statements and schedules) concurrently with this Proxy Statement, except the exhibits to the Form 10-K. We will provide copies of these exhibits upon request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests for copies of such exhibits or the amount of the fee payable should be mailed to our Corporate Secretary, GenVec, Inc., 65 West Watkins Mill Road, Gaithersburg, Maryland 20878. Our Annual Report on Form 10-K is not a part of these proxy soliciting materials.

DIRECTIONS TO ANNUAL MEETING

From I-495 (Capital Beltway)

•	Take I-270 North to Clopper Road (Exit 10). Turn right at light.
•	At fifth traffic light, make a right onto West Watkins Mill Road.
•	At third break in the median turn left.
•	GenVec, Inc. is second building on right — 65 West Watkins Mill Road.

From Frederick, MD

•	Take I-270 South to Quince Orchard Road/Montgomery Village Avenue (Exit 11B).
•	Turn right at first traffic light onto Firstfield Road.
•	At first traffic light, make a right onto Clopper Road.
•	Turn right at second traffic light onto West Watkins Mill Road.
•	At third break in the median turn left.
•	GenVec, Inc. is the second building on right — 65 West Watkins Mill Road.

By Order of the Board of Directors

/s/ Douglas J. Swirsky

Douglas J. Swirsky
President and Chief Executive Officer

ANNEX A

GENVEC, INC.

2011 OMNIBUS INCENTIVE PLAN

A-i

A-ii

A-iii

GENVEC, INC.

2011 OMNIBUS INCENTIVE PLAN

GenVec, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2011 Omnibus Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, deferred stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

2.3 “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).

2.6 “Benefit Arrangement” shall have the meaning set forth in Section 15.

2.7 “Board” means the Board of Directors of the Company.

2.8 “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) willful and continued failure of the Grantee to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness); (b) the willful engaging by the Grantee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates; (c) personal dishonesty or breach of fiduciary duty to the Company or any of its Affiliates that in either case results or was intended to result in personal profit to the

Grantee at the expense of the Company or any of its Affiliates; or (d) willful violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment or supervisory agreement, which violation is materially and demonstrably injurious to the Company or any of its Affiliates. For purposes of the preceding clauses, no act or failure to act, on the part of the Grantee, shall be considered “willful” unless it is done, or omitted to be done, by the Grantee in bad faith and without reasonable belief that the Grantee’s action or omission was in the best interests of the Company or any of its Affiliates. Any act, or failure to act, based upon prior approval given by the Board or upon the instructions or with the approval of the Grantee’s superior or based upon the advice of counsel for the Company or any of its Affiliates, shall be conclusively presumed to be done, or omitted to be done, by the Grantee in good faith and in the best interests of the Company or any of its Affiliates. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

2.9 “Change in Control” means (a) any Person or Persons (within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof) acting together, excluding employee benefit plans of the Company, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities; (b) the Company’s shareholders approve (or, in the event no approval of the Company’s shareholders is required, the Company consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (i) the Company’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division; (c) the shareholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s assets (other than a transfer to a Subsidiary); or (d) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

2.10 “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.11 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.12 “Company” means GenVec, Inc., a Delaware corporation.

2.13 “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.14 “Deferred Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Deferred Stock Unit may also be referred to as a restricted stock unit.

2.15 “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.

2.16 “Disability” means, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17 “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

2.18 “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.19 “Effective Date” means June 15, 2011, the date on which the Plan was approved by the Company’s shareholders.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

2.21 “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.21 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

2.22 “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.23 “Grant Date” means, as determined by the Committee, (a) the date as of which the Committee completes the corporate action constituting the Award or (b) such date subsequent to the date specified in clause (a) above as may be specified by the Committee.

2.24 “Grantee” means a person who receives or holds an Award under the Plan.

2.25 “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.26 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.28 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.29 “Other Agreement” shall have the meaning set forth in Section 15.

2.30 “Outside Director” means a member of the Board who is not an Employee.

2.31 “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.

2.32 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.33 “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Shares or Other Equity-Based Awards made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.34 “Performance Measures” means measures as specified in Section 14 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s shareholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.35 “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.36 “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.37 “Plan” means this GenVec, Inc. 2011 Omnibus Incentive Plan, as amended from time to time.

2.38 “Prior Plan” means the GenVec, Inc. 2002 Stock Incentive Plan, as amended.

2.39 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

2.40 “Restricted Period” shall have the meaning set forth in Section 10.2.

2.41 “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.

2.42 “SAR Price” shall have the meaning set forth in Section 9.1.

2.43 “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.44 “Service” means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties with the Company or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or any Affiliate. If the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive.

2.45 “Service Provider” means, as of any date of determination, an Employee, officer, or director of the Company or any Affiliate, or a consultant (who is a natural person) or adviser (who is a natural person) to the Company or any Affiliate who provides services to the Company or any Affiliate.

2.46 “Stock” means the common stock, par value $0.001 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.

2.47 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.48 “Stock Exchange” means the NASDAQ Stock Exchange LLC or another established national or regional stock exchange.

2.49 “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.

2.50 “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.51 “Ten Percent Shareholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any) or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.52 “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3. ADMINISTRATION OF THE PLAN

3.1. Committee.

3.1.1. Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s articles of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2. Composition of Committee.

The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on The NASDAQ Stock Exchange LLC, an “independent director” within the meaning of NASDAQ Listing Rule 5605(a)(2) (or, in each case, any successor term or provision); provided, that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3. Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “executive officers” as defined in Rule 3b-7 under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on the NASDAQ Stock Exchange LLC, the rules of such Stock Exchange.

3.2. Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s articles of incorporation and bylaws and Applicable Laws.

3.3. Terms of Awards.

3.3.1. Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(a) designate Grantees;

(b) determine the type or types of Awards to be made to a Grantee;

(c) determine the number of shares of Stock to be subject to an Award;

(d) establish the terms and conditions of each Award (including the Option Price of any Option), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e) prescribe the form of each Award Agreement evidencing an Award; and

(f) subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee’s rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2. Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to any Company “clawback” or recoupment policy that requires the repayment by such Grantee to the Company of compensation paid to such Grantee by the Company or an Affiliate in the event that such Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

If the Company is required to prepare an accounting restatement due to the material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of such Award earned or accrued during the period of twelve (12) months following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery thereof to the Grantee if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was expressly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

3.4. No Repricing.

Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

3.5. Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6. No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7. Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4. STOCK SUBJECT TO THE PLAN

4.1. Number of Shares of Stock Available for Awards.

Subject to adjustment as provided under the Plan, the total number of shares of Stock that are available for Awards under the Plan shall be equal to the sum of (i) three hundred thousand (300,000) shares of Stock, (ii) the number of shares of Stock available for awards under the Prior Plan as of the Effective Date and (iii) the number of shares of Stock subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Stock, (b) are settled in cash in lieu of such shares of Stock or (c) are exchanged for the Committee’s permission, before the issuance of such shares of Stock, for compensatory awards not involving shares of Stock. Such shares of Stock may be authorized and unissued shares or treasury shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the authorized shares of Stock may be used for any type of Award under the Plan, and any or all of the shares of Stock may be allocated to Incentive Stock Options.

4.2. Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1(a) shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3. Share Usage.

(a) Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b) Any shares of Stock related to an Award granted under this Plan or Prior Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Stock, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Stock, for Awards not involving shares of Stock shall be available again for grant under this Plan, provided that any shares subject to an Award granted under the Prior Plan shall be available for making Awards under the Plan in the same amount as such shares were counted against the share limits set forth in the Prior Plan.

(c) Any shares of Stock tendered (by either actual delivery or attestation) (i) to pay the Option Price of an Option granted under this Plan or Prior Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan or Prior Plan, shall become available again for grant under this Plan.

(d) Any shares of Stock that were subject to an SAR granted under this Plan that were not issued upon the exercise of such SAR shall become available again for grant under this Plan.

(e) Notwithstanding the foregoing, no shares of Stock that become available for Awards granted under this Plan pursuant to this Section 4.3 shall be available for grants of Incentive Stock Options.

5. EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1. Effective Date.

The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan.

5.2. Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3. Amendment and Termination.

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6. AWARD ELIGIBILITY AND LIMITATIONS

6.1. Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.

6.2. Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

(a) the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is 250,000 shares;

(b) the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is 120,500 shares; and

(c) the maximum amount that may be paid as a cash-settled Performance-Based Award for a twelve (12) month performance period to any person eligible for an Award shall be $3,000,000 and the maximum amount that may be paid as a cash-settled Performance-Based Award in respect of a performance period greater than twelve (12) months by any person eligible for an Award shall be $6,000,000.

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3. Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, or (c) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or any Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that the Option Price or grant price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7. AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2. Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.

8.3. Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4. Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s

Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5. Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6. Method of Exercise.

Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7. Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8. Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9. Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10. Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of shares as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11. Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12. Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2. Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3. Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4. Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5. Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of shares as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND DEFERRED STOCK UNITS

10.1. Grant of Restricted Stock or Deferred Stock Units.

Awards of Restricted Stock and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2. Restrictions.

At the time a grant of Restricted Stock or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Deferred Stock Units as provided in Section 14. Notwithstanding the foregoing, Awards of Restricted Stock and Deferred Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date (but may vest pro-rata during such period on a daily, monthly, annual or other basis), and Restricted Stock and Deferred Stock Units that vest upon achievement of performance goals shall not vest in full in less than one (1) year from the Grant Date; provided that (i) up to ten percent (10%) of the maximum number of shares of Stock available for issuance under the Plan may be granted pursuant to the Plan without being subject to the foregoing restrictions, and (ii) any dividends or Dividend Equivalent Rights, or other distributions, issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such restrictions or such ten percent (10%) share issuance limit. The foregoing ten percent (10%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 17.2 and the share usage rules of Section 4.3. Awards of Restricted Stock and Deferred Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3. Registration; Restricted Share Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4. Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5. Rights of Holders of Deferred Stock Units.

10.5.1. Voting and Dividend Rights.

Holders of Deferred Stock Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Deferred Stock Units, to direct the voting of the shares of Stock subject to such Deferred Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Deferred Stock Units that the holder of such Deferred Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Deferred Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Deferred Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such cash dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Deferred Stock Units and shares of Stock are held in the grantor trust for purposes of satisfying the Company’s obligation to deliver shares of Stock in connection with such Deferred Stock Units, the Award Agreement for such Deferred Stock Units may provide that such cash payment shall be deemed reinvested in additional Deferred Stock Units at a price per unit equal to the actual price paid for each share of Stock by the trustee of the grantor trust upon such trustee’s reinvestment of the cash dividend received.

10.5.2. Creditor’s Rights.

A holder of Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6. Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Deferred Stock Units. If the Committee accelerates vesting of Restricted Stock or Deferred Stock Units, except (a) in the case of a Grantee’s death or disability, (b) acceleration required by binding commitments or agreements entered into by the Company prior to the Effective Date or (c) as specified in Section 17.3, the shares of Stock subject to such Restricted Stock or Deferred Stock Units shall be deducted from the ten percent (10%) share issuance limit set forth in Section 10.2.

10.7. Purchase of Restricted Stock and Shares of Stock Subject to Deferred Stock Units.

The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Stock or shares of Stock subject to vested Deferred Stock Units from the Company at a Purchase Price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or

Deferred Stock Units or (y) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Deferred Stock Units. The Purchase Price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8. Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Stock or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Deferred Stock Unit once the shares of Stock represented by such Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1. Unrestricted Stock Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan, subject to the ten percent (10%) share issuance limit set forth in Section 10.2. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2. Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1. General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2. Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3. Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4. Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service to the Company or an Affiliate and (b) net exercise.

13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1. Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that a cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

13.2. Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of Service for any reason.

14. TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1. Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2. Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial value or target number of shares of Stock that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3. Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the value or number of the Performance-Based Awards earned by such Grantee over such Performance Period.

14.4. Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of the earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Awards.

14.5. Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6. Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1. Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or that two (2) or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2. Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3. Settlement of Awards; Other Terms.

Settlement of Performance-Based Awards shall be in cash, shares of Stock, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.

14.6.4. Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a) total shareholder return;

(b) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index;

(c) net income;

(d) pretax earnings;

(e) earnings before interest expense, taxes, depreciation and amortization;

(f) earnings before interest expense, taxes, depreciation and amortization and before bonuses, service fees, and extraordinary or special items;

(g) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

(h) operating margin;

(i) operating income;

(j) earnings per share;

(k) return on equity;

(l) return on capital;

(m) return on investment;

(n) operating earnings;

(o) working capital;

(p) ratio of debt to shareholders’ equity;

(q) free cash flow;

(r) revenue;

(s) results of preclinical testing;

(t) results of clinical trials;

(u) submitting regulatory filings;

(v) regulatory approvals;

(w) entering into contractual arrangements;

(x) meeting contractual requirements;

(y) achieving contractual milestones;

(z) entering into collaborations;

(aa) receipt of grant funding;

(bb) regulatory body approval for commercialization of a product;

(cc) implementation or completion of critical projects;

(dd) segment share;

(ee) product development; research;

(ff) licensing;

(gg) manufacturing;

(hh) manufacturing capacity;

(ii) production;

(jj) inventory;

(kk) site development;

(ll) plant, building or facility development;

(mm) government relations;

(nn) production volume levels,

(oo) market penetration; and

(pp) agency ratings.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under Performance Measure clause (j) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5. Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring programs; (e) extraordinary nonrecurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6. Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7. Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7. Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15. PARACHUTE LIMITATIONS

If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment or benefit under the Plan shall be reduced or eliminated:

(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16. REQUIREMENTS OF LAW

16.1. General.

The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such offering, listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17. EFFECT OF CHANGES IN CAPITALIZATION

17.1. Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding Stock Appreciation Rights as required to reflect such distribution.

17.2. Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3. Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a) in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Deferred Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either of the following two actions shall be taken:

(i) fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(ii) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Deferred Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Deferred Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b) For Performance-Based Awards denominated in Stock, if less than half of the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares assuming target performance has been achieved (or into Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares based on actual performance to date (or into Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, such Performance-Based Awards shall be converted into Restricted Stock or Performance Shares assuming target performance has been achieved, based on the discretion of the Committee (or into Unrestricted Stock if no further restrictions apply).

(c) Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

17.4. Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Deferred Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Deferred Stock Units, Restricted Stock and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Deferred Stock Units, Restricted Stock and Other Equity-Based Awards, or for the substitution for such Options, SARs, Deferred Stock Units, Restricted Stock and Other Equity-Based Awards of new common stock options, stock appreciation rights, common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Change in Control and his employment is terminated without Cause within one year following the consummation of such Change in Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5. Adjustments

Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Deferred Stock Units and Restricted Stock, and such effect shall be set forth in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4.

17.6. No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18. GENERAL PROVISIONS

18.1. Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3. Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

18.4. Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5. Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6. Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.7. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8. Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9. Section 409A of the Code.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

* * *

To record adoption of the Plan by the Board as of April 21, 2011, and approval of the Plan by the shareholders on June 15, 2011, the Company has caused its authorized officer to execute the Plan.

GENVEC, INC.

By:	/s/ Douglas J. Swirsky
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Amendment to
GenVec, Inc. 2011 Omnibus Incentive Plan

The GenVec, Inc. 2011 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

1. Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“Subject to adjustment as provided under the Plan, the total number of shares of Stock that are available for Awards under the Plan shall be equal to the sum of (i) nine hundred forty thousand (940,000) shares of Stock, (ii) the number of shares of Stock available for awards under the Prior Plan as of the Effective Date and (iii) the number of shares of Stock subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Stock, (b) are settled in cash in lieu of such shares of Stock or (c) are exchanged for the Committee’s permission, before the issuance of such shares of Stock, for compensatory awards not involving shares of Stock. Such shares of Stock may be authorized and unissued shares or treasury shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the authorized shares of Stock may be used for any type of Award under the Plan, and any or all of the shares of Stock may be allocated to Incentive Stock Options.”

2. Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, GenVec, Inc. has executed this amendment to the Plan, as of this 17th day of July, 2012.

GENVEC, Inc.

By:	/s/ Douglas J. Swirsky Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

ANNEX B

Amendment to
GenVec, Inc. 2011 Omnibus Incentive Plan

The GenVec, Inc. 2011 Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

1. Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“Subject to adjustment as provided under the Plan, the total number of shares of Stock that are available for Awards under the Plan shall be equal to the sum of (i) one million four hundred forty thousand (1,440,000) shares of Stock, (ii) the number of shares of Stock available for awards under the Prior Plan as of the Effective Date and (iii) the number of shares of Stock subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter (a) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Stock, (b) are settled in cash in lieu of such shares of Stock or (c) are exchanged for the Committee’s permission, before the issuance of such shares of Stock, for compensatory awards not involving shares of Stock. Such shares of Stock may be authorized and unissued shares or treasury shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the authorized shares of Stock may be used for any type of Award under the Plan, and any or all of the shares of Stock may be allocated to Incentive Stock Options.”

2. Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, GenVec, Inc. has executed this amendment to the Plan, as of this    day of November, 2013.

GENVEC, INC.
By: Name: Title:

B-1

ANNUAL MEETING OF STOCKHOLDERS OF
GENVEC, INC.
November 22, 2013
Notice of Internet Availability of Proxy materials:
The Notice of Meeting and Proxy Statements
are available at http://genvec.investorroom.com
Please sign, date and mail
your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided

The Board of Directors recommends a vote “FOR” each of the nominees in Proposal 1 and “FOR” Proposals 2 and 3:
Please sign, date and return promptly in the enclosed envelope. Please mark your vote in black or blue ink as shown here: ☐

1.	To elect two directors to the Company’s Board of Directors, each to serve a three-year term or until their successors are qualified and elected:
☐	For All Nominees

☐	Withhold Authority For All Nominees

☐	For All Except (see instruction below)

Nominees:

☐	Zola P. Horovitz, Ph.D., for a three-year term
☐	William N. Kelley, M.D., for a three-year term

Instructions:
To withhold authority to vote for any individual nominee(s), mark “For All Except” and fill in the box next to the nominee for which you wish to withhold authority.

2.	To approve an increase to the number of shares of the Company’s Common Stock available for issuance under the GenVec, Inc. 2011 Omnibus Incentive Plan by 500,000 shares and to approve the material terms for payment of performance-based compensation under the 2011 Plan as required by Section 162(m) of the Internal Revenue Code.

FOR
☐

AGAINST
☐

ABSTAIN
☐

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

FOR
☐

AGAINST
☐

ABSTAIN
☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Mark this box with an X if you have made comments below. ☐

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed. Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

GENVEC, INC.
65 West Watkins Mill Road
Gaithersburg, MD 20878
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 22, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Zola P. Horovitz, Ph.D. and Douglas J. Swirsky, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of GenVec, Inc., a Delaware corporation (“GenVec”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of GenVec to be held on Friday, November 22, 2013, at 8:30 a.m. EST at the Company’s headquarters at 65 West Watkins Mill Road, Gaithersburg, MD 20878 (the “Annual Meeting”).

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR WHERE NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Continued and to be dated and signed on reverse side.